UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 (State or other jurisdiction of incorporation)

               1-13045                              23-2588479
      (Commission File Number)           (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)
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Item 12.  Results of Operations and Financial Condition.

On October 29, 2003, the Company issued a press release setting forth the Company's results of operations and financial condition for its third fiscal quarter ended September 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IRON MOUNTAIN INCORPORATED
                                  (Registrant)

                                  By:    /s/ Jean A. Bua
                                      ------------------------------------------

                                  Name:  Jean A. Bua
                                  Title: Vice President and Corporate Controller

Date: October 29, 2003